UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 9, 2016 (March 8, 2016)

Eagle Bulk Shipping Inc.
(Exact name of registrant as specified in its charter)
Republic of the Marshall Islands	001-33831	98-0453513
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS employer identification no.)

477 Madison Avenue New York, New York 10022
(Address of principal executive offices, including zip code)

(212) 785-2500

(Registrant's telephone number, including area code)

(Former Name or Former Address, if Changed Since Last Report): None

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

As previously reported in its Current Report on Form 8-K filed with the Securities and Exchange Commission on January 19, 2016 (the “January Form 8-K”), Eagle Bulk Shipping Inc. (the “Company”) entered into a Forbearance and Standstill Agreement (the “Forbearance Agreement”) by and among the Company, certain subsidiaries of the Company party to the Loan Agreement (as defined below) as guarantors (the “Guarantors”) and each lender under the Loan Agreement executing the Forbearance Agreement, which constitute the Majority Lenders (as defined in the Loan Agreement) (the “Specified Lenders”). The Company, the Guarantors, the Specified Lenders and the other banks and financial institutions party to the loan agreement as lenders (the “Lenders”), ABN AMRO Capital USA LLC, as agent for the Lenders and security trustee (the “Agent and Security Trustee”), are party to that certain Loan Agreement, dated as of October 9, 2014, and as amended by an Amendatory Agreement dated as of August 14, 2015 (as so amended and as the same may be amended, restated, supplemented or otherwise modified from time to time, the “Loan Agreement”).

On March 8, 2016, the Company, the Guarantors, the Specified Lenders and the Agent and Security Trustee entered into Third Limited Waiver to the Loan Agreement and Amendment No. 6 to Forbearance and Standstill Agreement (“Amendment No. 6”).

Pursuant to Amendment No. 6, the parties agreed to extend the Forbearance Period (as defined in the Forbearance Agreement and as described in the January Form 8-K, as extended by Amendment No. 1 to Forbearance and Standstill Agreement, dated as of February 1, 2016, and described in the Company’s Current Report on Form 8-K filed on February 2, 2016, as further extended by Limited Waiver to the Loan Agreement and Amendment No. 2 to Forbearance and Standstill Agreement, dated as of February 9, 2016, and described in the Company’s Current Report on Form 8-K filed on February 9, 2016, as further extended by Amendment No. 3 to Forbearance and Standstill Agreement, dated as of February 22, 2016, and described in the Company’s Current Report on Form 8-K filed on February 22, 2016, as further extended by Second Limited Waiver to the Loan Agreement and Amendment No. 4 to Forbearance and Standstill Agreement (“Amendment No. 4”), dated as of February 29, 2016, and described in the Company’s Current Report on Form 8-K filed on March 1, 2016), and as further extended by Amendment No. 5 to Forbearance and Standstill Agreement, dated as of March 6, 2016, and described in the Company’s Current Report on Form 8-K filed on March 7, 2016), which was previously set to expire at 11:59 p.m. (New York City time) on March 8, 2016, so that it will expire at 11:59 p.m. (New York City time) on March 22, 2016 (the “Specified Forbearance Termination Time”). The Specified Lenders’ agreement to forbear will cease on the earliest to occur of the following, as set forth in the Forbearance Agreement (the “Termination Date”): (1) the Specified Forbearance Termination Time; (2) the occurrence of any event of default under the Loan Agreement other than a Specified Default (as defined in the Forbearance Agreement and as described in the January Form 8-K); (3) the failure by the Company and the Guarantors to comply with the covenants set forth in the Forbearance Agreement, which failure continues for more than two business days after written notice from the Specified Lenders or the Agent; or (4) the failure of the representations and warranties made by the Company and the Guarantors set forth in the Forbearance Agreement to be true and correct in any material respect as of the date made.

In addition, the Agent, on behalf of and with the approval of the Majority Lenders, and the Agent and the Security Trustee in their own right, agreed under Amendment No. 6 to waive until the Termination Date the requirement (1) to deliver any financial statement or compliance certificate (including with respect to the minimum required security cover) with respect to the fiscal year ended December 31, 2015, until the date that is 120 days after the end of such fiscal year, (2) to deliver any financial statement or compliance certificate (including with respect to the minimum required security cover), if any, with respect to the quarter ended December 31, 2015 and (3) to retain its listing on the NASDAQ Stock Market or another exchange acceptable to the Lenders.

The Agent, on behalf of and with the approval of the Majority Lenders, and the Agent and the Security Trustee in their own right, also agreed under Amendment No. 6 to grant a further temporary waiver of the minimum liquidity provisions set forth in Clause 12.4 of the Loan Agreement, amending and restating the waiver granted under Amendment No. 4, until the earlier of (1) the occurrence of the Termination Date and (2) the Company’s failure, at any time, to maintain liquidity of not less than the greater of (a) $8,500,500 and (b) $193,193 per ship owned by each of the Guarantors (the “Temporary Minimum Liquidity”), so long as (i) at least 35.30% of the Temporary Minimum Liquidity consists of cash, other than any Interest Coverage Cure Amount (as defined in the Loan Agreement) and (ii) not more than 64.70% of the Temporary Minimum Liquidity is in the form of cash equivalents or undrawn credit lines of one or more of the Company or the Guarantors, in each case, with remaining maturity of at least one year (excluding the revolving credit facility under the Loan Agreement). Subject to the limitations described above, the availability under the Company’s revolving credit facility can be used for the Temporary Minimum Liquidity calculation.

The Company, the Guarantors and the Specified Lenders entered into the Forbearance Agreement and each of the amendments described above to provide the Company with time to evaluate potential financing alternatives to enhance its liquidity, with the objective of reaching agreement by the end of the Forbearance Period. The further extension of the Forbearance Period under Amendment No. 6 and the temporary waivers provided thereunder are intended to provide the Company with additional time, liquidity and flexibility while discussions with certain of its shareholders and Lenders with respect to such financing alternatives are continuing; however, there can be no assurance that the Company will reach any agreement with any of its shareholders or Lenders to structure any potential financing by the end of the extended Forbearance Period, if at all, or that the Forbearance Agreement or Forbearance Period will be further extended.

The foregoing description of Amendment No. 6 does not purport to be complete and is subject to, and qualified, in its entirety by, the full text of Amendment No. 6, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated by reference herein.

Item 9.01     Financial Statements and Exhibits.

(d)	Exhibits.

Number	Exhibit

10.1	Third Limited Waiver to the Loan Agreement and Amendment No. 6 to Forbearance and Standstill Agreement, dated as of March 8, 2016.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EAGLE BULK SHIPPING INC.
(registrant)

Dated: March 9, 2016	By:	/s/ Adir Katzav
	Name:	Adir Katzav
	Title:	Chief Financial Officer

EXHIBIT INDEX

Number	Exhibit

10.1	Third Limited Waiver to the Loan Agreement and Amendment No. 6 to Forbearance and Standstill Agreement, dated as of March 8, 2016.